UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2015

SUNCOKE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35782	35-2451470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or formed address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On July 20, 2015, SunCoke Energy Partners, L.P. (the “Partnership”), SunCoke Energy, Inc. (“SunCoke”) and Sun Coal & Coke LLC (“Sun Coal & Coke”) entered into a supplement (the “Gateway Supplement”) to that certain contribution agreement, dated January 12, 2015, by and among the Partnership, SunCoke and Sun Coal & Coke, pursuant to which the Partnership acquired a 75% limited liability company membership interest in Gateway Energy & Coke Company, LLC (“Gateway”). Pursuant to the Gateway Supplement, the Partnership agreed to acquire an additional 23% limited liability company membership interest in Gateway (the “Supplemental Gateway Transaction”).

A portion of the consideration for the Supplemental Gateway Transaction will include the issuance of: (i) between approximately $6.6 million and $19.7 million of common units representing limited partner interests in the Partnership to Sun Coal & Coke by means of a private placement, and (ii) between approximately $134,000 and $402,000 of general partner interests to be issued to SunCoke Energy Partners GP LLC, the Partnership’s general partner (the “General Partner”), to maintain the General Partner’s 2% general partner interest in the Partnership.

The Supplemental Gateway Transaction is expected to close on or before September 20, 2015, subject to customary closing conditions. The issuance of equity securities pursuant to the Gateway Supplement will be made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this Current Report on Form 8-K may constitute “forward-looking statements.” Forward-looking statements include all statements that are not historical facts and may be identified by the use of such words as “believe,” “expect,” “plan,” “project,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Forward-looking statements are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of the Partnership) that could cause actual results to differ materially. These forward-looking statements include, without limitation, satisfaction of the conditions to the closing of the Supplemental Gateway Transaction and the timing of the completion of the proposed Supplemental Gateway Transaction. These forward-looking statements are based on the Partnership’s current expectations and beliefs concerning future developments and their potential effect on the Partnership. While the Partnership believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Partnership will be those that the Partnership currently anticipates. All subsequent written and oral forward-looking statements concerning the Partnership, the General Partner, Gateway, the proposed transactions or other matters, and attributable to the Partnership, the General Partner or Gateway or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY PARTNERS, L.P.

By:	SunCoke Energy Partners GP LLC,
its General Partner

By:	/s/ Fay West
Fay West
Senior Vice President and Chief Financial Officer

Dated: July 24, 2015

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